                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  netGuru, Inc.
                                  -------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ---------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ---------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 ----------------------------------------------------

         (5)     Total fee paid:
                 ----------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  -----------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
                  -----------------------------------------------------

         (3)      Filing Party:
                  -----------------------------------------------------

         (4)      Date Filed:
                  -----------------------------------------------------

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887



                                                                November 8, 2000



To Our Stockholders:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of netGuru, Inc. which will be held at 10:00 a.m. on December 7, 2000, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 ("Annual Meeting"). All holders of our outstanding common stock as of November 2, 2000 are entitled to vote at the Annual Meeting.

         Enclosed is a copy of the Notice of Annual Meeting of Stockholders, proxy statement and proxy card. A current report on the business operations of netGuru, Inc. will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                                     Sincerely,


                                                     /s/ Amrit K. Das
                                                     Amrit K. Das
                                                     Chief Executive Officer

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                                   ----------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 7, 2000


         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of netGuru, Inc., a Delaware corporation, will be held at 10:00 a.m. local time, on December 7, 2000, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 ("Annual Meeting") for the following purposes:

         1.   To elect four directors to the Board of Directors;

         2. To approve the selection of KPMG LLP, independent auditors, to audit the consolidated financial statements of our company for the fiscal year beginning April 1, 2000; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on November 2, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                        By Order of the Board of Directors


                                        /s/ Amrit K. Das
                                        Amrit K. Das
                                        Chief Executive Officer

Dated: November 8, 2000

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 7, 2000
                                   ----------


                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of netGuru, Inc. for use at the 2000 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on December 7, 2000, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 (the "Annual Meeting"), and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the four nominees listed thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to our Secretary, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

         At the close of business on November 2, 2000, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 13,844,907 shares of common stock, $.01 par value per share ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on November 2, 2000 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

         Under Delaware law and our Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and voting on any matter will constitute the act of the stockholders provided the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the votes "against" the proposal.

         We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of our company who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about November 10, 2000 to all stockholders entitled to vote at the Annual Meeting.

         The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

         Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the four nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the person named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. All of the nominees for director are, at present, directors of netGuru, Inc.

         The following table sets forth certain information with respect to (i) each nominee for director of our company, (ii) the named executive officers in the Summary Compensation Table on page 7 and (iii) all director nominees and executive officers of our company as a group at November 2, 2000, including the number of shares of Common Stock beneficially owned by each of them. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission. Except for Mr. Cummings, all persons listed on the following table are executive officers of our company.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after November 2, 2000, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.




                                                                                 AMOUNT AND NATURE OF     PERCENT OF
                                                                    DIRECTOR     BENEFICIAL OWNERSHIP      CLASS OF
              NAME OR IDENTITY OF GROUP                   AGE        SINCE         OF COMMON STOCK       COMMON STOCK
              -------------------------                   ---        -----          --------------       ------------

Amrit K. Das(1)....................................       54          1981              2,689,518             19.2%

Jyoti Chatterjee(2)................................       44          1990                457,957              3.3%

Bruce E. Cummings(3)...............................       51          1996                 20,000              *

Santanu Das(4).....................................       27          1996              2,704,900             19.3%

Clara Young(5).....................................       46          --                  104,039              *

Wayne Blair(6).....................................       61          --                  113,000              *

Stephen Owen(7)....................................       41          --                  150,191              1.1%

All of our director  nominees and executive  officers                                   6,239,605             42.8%
as a Group (7 persons)(8)

---------------
*     Less than 1%.
(1) Includes 2,509,518 shares of Common Stock held by the A. and P. Das Living Trust, 50,000 shares held by the Purabi Das Foundation for which Mr. Das is the Trustee and 130,000 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date. Does not include 1,862,924 shares of Common Stock held by Mr. Das' daughter, Sormistha Das, or 2,704,900 shares of Common Stock beneficially held by Mr. Das' son, Santanu Das. Mr. Das disclaims beneficial ownership of the shares of Common Stock held by Sormistha Das and Santanu Das.
(2) Includes 192,667 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.
(3) Represents 20,000 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.
(4) Includes 150,000 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date. Mr. Das is the son of Amrit Das, the Company's Chief Executive Officer.
(5) Includes 68,667 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.
(6) Represents 113,000 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.
(7) Includes 66,667 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.
(8) Includes 741,001 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.

BUSINESS EXPERIENCE

NOMINEES FOR DIRECTOR

         AMRIT K. DAS is our founder and has served as our Chief Executive Officer and as a Director since our inception in 1981. Mr. Das also served as our President from our inception until March 1999. Mr. Das holds a B.S. in Civil/Structural Engineering from Calcutta University, India and an M.S. in Structural Engineering from the University of South Carolina.

         JYOTI CHATTERJEE has served as our President since March 1999 and has served as our Chief Operating Officer and as a Director since April 1990. From April 1990 to March 1999, Mr. Chatterjee served as our Executive Vice President. Prior to that Mr. Chatterjee served as our Chief Consulting Engineer from 1985 to 1990. Mr. Chatterjee holds a B.S. in Structural Engineering from the Indian Institute of Technology and an M.S. in Structural Engineering from the University of Pennsylvania.

         BRUCE E. CUMMINGS has served as a Director of our company since 1996. Mr. Cummings is the Principal of Bruce Cummings Associates, management and marketing consultants. Mr. Cummings has held this position since June 1997. Prior to that, Mr. Cummings was the President and Chief Executive Officer of Portrait Display Labs, Inc., a manufacturer of special purpose computer monitors that he co-founded, from 1992 to June 1997. Mr. Cummings is currently a member of the Advisory Board for Europe Direct, the European Direct Marketing Conference. Mr. Cummings holds a B.S. in Marketing from California State University at Long Beach.

         SANTANU DAS has served as our Vice President, New Technology since July 1999 and as a Director since September 1996. Prior to that he served as our Manager of New Technology from May 1997 until June 1999. Prior to that Mr. Das served as a Senior Engineering Analyst for our company from 1991 to April 1997. Mr. Das holds a B.S. in Structural Engineering from the University of Southern California and an M.S. in Structural Engineering from the Massachusetts Institute of Technology. Santanu Das is the son of Amrit Das, our Chief Executive Officer.

         All directors hold office until the next annual stockholders' meeting or until their respective successors are elected or until their earlier death, resignation or removal. Officers are appointed by, and serve at the discretion of, the Board of Directors.

OTHER EXECUTIVE OFFICERS

         WAYNE L. BLAIR has served as our Senior Vice President, Finance, Chief Financial Officer and Treasurer since October 1999. He served as our Chief Financial Officer, Treasurer and Secretary from September 1997 to September 1999. Prior to that Mr. Blair was the Chief Financial Officer for National Electronics Corporation from 1994 to 1997. From 1992 to 1994, Mr. Blair was the Chief Financial Officer for Satellite Technology (currently STM Wireless, Inc.). Mr. Blair holds a B.S. in Accounting from California State University, Long Beach.

         CLARA YOUNG has served as our Vice President Administration since December 1987. Prior to that Ms. Young served as program analyst with The Technical Group, Inc. from December 1982 to December 1987. Ms. Young holds a B.S. in Computer Science from California State University, Fullerton.

         STEPHEN OWEN has served as our Senior Vice President of European Operations since October 1999. He served as our Director of European Operations from 1987 to 1999. Mr. Owen holds a B.S. in Civil Engineering from the University College Swansea, United Kingdom.

KEY EMPLOYEES

         ERIC L. CHRISTENSEN has served as our Vice President of Corporate Strategies, General Counsel and Secretary since March 2000. Prior to joining us, Mr. Christensen served as an attorney and legal advisor from December 1997 to March 2000 for select corporate clients on a variety of business matters. Prior to that, Mr. Christensen served as Assistant General Counsel and Director, Contract Administration for MAI Systems Corporation, a computer software company. Mr. Christensen holds a B.A. in History from the University of California Los Angeles and a J.D. from Loyola Law School of Los Angeles.

         CHARLES SLEICHTER III has served as our Vice President, Marketing Communications and Marketing Strategies since January 2000. Prior to joining us, Mr. Sleichter served, as an independent contractor, as Chief Operating Officer, Senior Executive-Creative & Marketing Strategy for VPC Communications from August 1999 to December 1999. From September 1997 to July 1999, Mr. Sleichter served as Director of Business Development for J.B. Research/Relaxor. From 1996 to 1997, he served as an adjunct professor in the Department of Communications, Film and Television of California State University, Fullerton. Mr. Sleichter holds a B.A. in Communications and an M.A. in Mass Communications, Electronic Media from California State University, Fullerton.

BOARD OF DIRECTORS MEETINGS

         The Board of Directors held no meetings during the fiscal year ended March 31, 2000, and took action by unanimous written consent on 18 occasions.

COMMITTEES

         The Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has no nominating committee. Selection of nominees for the Board of Directors is made by the entire Board of Directors.

         The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews our financial statements for each interim period, and reviews and evaluates our internal audit and control functions. The Audit Committee currently consists of Bruce Cummings. The Audit Committee held one meeting during the fiscal year ended March 31, 2000.

         The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our employees and consultants. The Compensation Committee currently consists of Amrit Das and Bruce Cummings. The Compensation Committee held no meetings during the fiscal year ended March 31, 2000.

         The Stock Option Committee selects the persons entitled to receive options under our stock option plans and establishes the number of shares, exercise price, vesting period and other terms of the options granted under our stock option plans. The Stock Option Committee consists of Amrit Das and Bruce Cummings. Although the Stock Option Committee did not take any action during the fiscal year ended March 31, 2000, the Board of Directors took action relating to our stock option plans by written consent on four occasions.

DIRECTORS' COMPENSATION

         Our directors do not currently receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors and stockholders are required by Commission regulations to furnish our company with copies of all such reports that they file.

         Based solely upon a review of copies of such reports furnished to us during our fiscal year ended March 31, 2000 and thereafter, or any written representations received by us from a director, officer or beneficial owner of more than 10% of our Common Stock ("reporting persons") that no other reports were required, we believe that, during our 2000 fiscal year, all Section 16(a) filing requirements applicable to our reporting persons were complied with, except that Stephen Owen filed a late Form 3 in November 2000 disclosing that he became an executive officer of our company in October 1999.

EMPLOYMENT AGREEMENTS

         As of May 1, 1996, the Company entered into five-year employment agreements with each of Amrit Das, Jyoti Chatterjee and Clara Young. Those agreements provide that Mr. Das, Mr. Chatterjee and Ms. Young will receive minimum base annual salaries of $260,000, $156,000 and $104,000, respectively. Each employment agreement also provides for the grant of an annual bonus with such bonus, if any, to be determined by the Compensation Committee of the Board of Directors. Effective April 1, 1999, the minimum base salaries of Mr. Das, Mr. Chatterjee and Ms. Young were increased to $312,000, $202,800 and $117,000, respectively.

PRINCIPAL STOCKHOLDERS

         The following table sets forth as of November 2, 2000, the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and the respective beneficial ownership of those persons.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after November 2, 2000, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.


                                                  AMOUNT AND NATURE
NAME AND ADDRESS                               OF BENEFICIAL OWNERSHIP               PERCENT OF CLASS
OF BENEFICIAL OWNER                                OF COMMON STOCK                    OF COMMON STOCK
-------------------                                ---------------                    ---------------
Amrit K. Das(1)                                       2,689,518                            19.2%
22700 Savi Ranch Parkway
Yorba Linda, CA 92887
Santanu Das(2)                                        2,704,900                            19.3%
22700 Savi Ranch Parkway
Yorba Linda, CA 92887
Sormistha Das                                         1,862,924                            13.5%
1043 Taylor Court
Anaheim Hills, CA 92808
All directors and executive
officers as a group (7 persons)(3)                    6,239,605                            42.8%
---------------

(1) Includes 2,509,518 shares of Common Stock held by the A. and P. Das Living Trust, 50,000 shares held by the Purabi Das Foundation for which Mr. Das is the Trustee and 130,000 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date. Does not include 1,862,924 shares of Common Stock held by Mr. Das' daughter, Sormistha Das, or 2,704,900 shares of Common Stock beneficially held by Mr. Das' son, Santanu Das. Mr. Das disclaims beneficial ownership of the shares of Common Stock held by Sormistha Das and Santanu Das.
(2) Includes 150,000 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date. Mr. Das is the son of Amrit Das, the Company's Chief Executive Officer.
(3) Includes 741,001 shares of Common Stock underlying options which are exercisable as of November 2, 2000 or within 60 days after such date.

EXECUTIVE COMPENSATION

         There is shown below information concerning the annual and long-term compensation for services in all capacities to our company of our Chief Executive Officer and the other executive officers of our company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the fiscal years ended March 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                             Long-Term
                                                                           Compensation
                                                 Annual Compensation          Awards
                                             ----------------------------   -----------
                                                                             Securities
                                                           Other Annual      Underlying     All Other
           Name and                          Salary       Compensation(1)     Options     Compensation
      Principal Position          Year        ($)              ($)              (#)           ($)
      ------------------          ----       ------      ----------------   -----------   -------------
Amrit K. Das...............      2000        322,400           ---              ---          28,055(2)
  Chief  Executive Officer       1999        260,000           ---           120,000         16,506(2)
                                 1998        260,000         66,701             ---          15,824(2)

Jyoti Chatterjee...........      2000        209,160           ---              ---          11,116(3)
  President and Chief            1999        156,000           ---           100,000          9,360(3)
  Operating Officer              1998        156,000           ---            30,000          9,360(3)

Wayne L. Blair.............      2000        161,046           ---              ---           9,338(3)
  Sr. Vice President, Chief      1999        125,000           ---            60,000          2,019(3)
  Financial Officer, Treasurer   1998         60,096           ---            80,000            ---

Clara Young...............       2000        121,100           ---              ---           8,111(3)
  Vice President,                1999        104,000           ---            25,500          6,040(3)
  Administration                 1998        104,000           ---            15,000          6,240(3)

Stephen Owen (4)..........       2000        111,002           ---              ---          51,094(5)
  Sr. Vice President,
  European Operations
---------------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.
(2) Represents 401(k) contributions as well as premiums paid by us pursuant to a split-dollar life insurance policy established for the benefit of Mr. Das in the amount of $16,855 in 2000, $7,006 in 1999 and $6,324 in 1998.
(3)   Represents 401(k) contributions made by us on behalf of the Named
      Executive.
(4) Information related to fiscal 1999 and 1998 omitted since Mr. Owen did not meet the criteria to be included in this table during those years.
(5) Represents contribution to pension plan of $36,619 and car allowance of $14,475.

STOCK OPTION GRANTS IN 2000

         None of the Named Executives received individual grants of stock options during fiscal 2000. We have never granted any stock appreciation rights.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         Shown below is information with respect to the number of shares of Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at March 31, 2000 and the value of unexercised in-the-money options at March 31, 2000 for the Named Executives in the Summary Compensation Table above. The Named Executives did not hold any stock appreciation rights during fiscal 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                                                                   Number of Securities     Value of Unexercised
                                                                  Underlying Unexercised        In-the Money
                                                                    Options at Fiscal         Options at Fiscal
                               Shares                                  Year-End(#)              Year-End ($)
                             Acquired on            Value              Exercisable/             Exercisable/
    Name                     Exercise(#)         Realized($)          Unexercisable             Unexercisable
    ----                     -----------         -----------          -------------             -------------
Amrit K. Das . . . . .           ---                 ---             90,000 / 80,000        2,430,500 / 2,136,000
Jyoti Chatterjee . . .           ---                 ---            149,333 / 76,667        4,056,000 / 2,070,500
Wayne L. Blair . . . .          7,000              162,313           66,333 / 66,667        1,837,688 / 1,810,000
Clara Young. . . . . .           ---                 ---             55,333 / 21,667        1,503,250 / 585,000
Stephen Owen . . . . .           ---                 ---             53,333 / 26,667        1,525,000 / 760,000

                              INDEPENDENT AUDITORS
                                  (Proposal 2)

         The Board of Directors has selected the certified public accounting firm of KPMG LLP to audit and comment on our consolidated financial statements for the fiscal year beginning April 1, 2000, and to conduct whatever audit functions are deemed necessary pursuant thereto. KPMG LLP audited our 2000 consolidated financial statements included in the 2000 Annual Report to stockholders on Form 10-KSB.

         It is anticipated that a representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We provide digital media production services to Ruby Pictures, Inc. ("Ruby"). Ruby is a movie production house owned and operated by the Purabi Das Foundation, Inc., a charitable organization founded by Amrit Das, our Chairman and Chief Executive Officer. We have recognized $324,000 in revenue for the fiscal year ended March 31, 2000 related to these services and have a receivable balance due from Ruby of $284,000 at March 31, 2000.

       In March 2000, our Indian subsidiary provided an interest-free loan in the amount of $229,000 to Anup Das, a director of such subsidiary and brother of Amrit Das, our Chairman and Chief Executive Officer. This loan was originated to facilitate our investment in Interra Global Limited, an Indian company which has obtained the rights to operate as an Internet service provider within India. The loan is secured by the capital stock of Interra Global Limited.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                               FORM 10-KSB REPORT

         A copy of our annual report to the Securities and Exchange Commission on Form 10-KSB is available without charge to stockholders and may be obtained by writing to Investor Relations Department, netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887.

                              STOCKHOLDER PROPOSALS

         Pursuant to Regulation 14a-8 of the Securities and Exchange Commission, proposals by stockholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by the us by July 6, 2001, in order to be considered for inclusion in our proxy materials. Such proposals shall be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of our company not later than September 7, 2001. If a stockholder fails to so notify us of any such proposal prior to such date, our management will be allowed to use their discretionary voting authority with respect to proxies held by them when the proposal is raised at the annual meeting (without any discussion of the matter in our proxy statement).

                                  NETGURU, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of netGuru, Inc. ("Company") hereby constitutes and appoints Amrit K. Das, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2000 Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, on December 7, 2000, at 10:00 a.m. local time, and at any adjournments thereof, upon the following:

     1.  To elect four directors as follows:

         [ ]   FOR all nominees listed below,             [ ]   WITHHOLD AUTHORITY to vote for
               except as marked to the contrary below           all nominees listed below


         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

         Amrit K. Das, Jyoti Chatterjee, Bruce E. Cummings, Santanu Das


     2. To consider and vote upon a proposal to approve the appointment of KPMG LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year beginning April 1, 2000.

         [ ]  FOR approval         [ ]  AGAINST approval        [ ]  ABSTAIN



     3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournments thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         DATED:
                                                --------------------------------

                                                --------------------------------
                                                  (Signature of Stockholder(s))

                                                --------------------------------
                                                    (Print Name(s) Here)

                                         [ ] PLEASE CHECK IF YOU ARE PLANNING TO
                                                 ATTEND THE ANNUAL MEETING.